AMENDMENT NUMBER TWO
                                           TO DISTRIBUTORSHIP AGREEMENT
                                                              Exhibit 10.17

         AMENDMENT dated as of this 7th day of June, 1996, among TAJIMA INDUSTRIES, LTD. ("TAJIMA"), NOMURA TRADING CO., LTD. ("NTC"), NOMURA
                       NOMURA (AMERICA) CORP. ("NAC"),
                 and HIRSCH INTERNATIONAL CORP.("DISTRIBUTOR").

     WHEREAS, DISTRIBUTOR intends to purchase either (a) all of the common stock ("STOCK") of Sewing Machine Exchange, Inc. ("SMX") from Ronald H. Krasnitz and Martin Krasnitz or (b) the business and assets ("Business") of SMX; and

     WHEREAS, pursuant to agreement dated February 21, 1991, as amended, including amendment dated February 20, 1996, among SMX, TAJIMA, NTC and NAC (collectively the "Tajima-SMX Agreement"), SMX distributes TAJIMA products; and

     WHEREAS,  pursuant to agreement dated February 21, 1991, as amended,  among
DISTRIBUTOR,   TAJIMA,  NTC  and  NAC  (the   "Tajima-Distributor   Agreement"),
DISTRIBUTOR distributes TAJIMA Products;

     NOW, THEREFORE, it is hereby agreed as follows;

     1. At such time through June 30, 1996 that DISTRIBUTOR acquires the Stock or Business of SMX, of which DISTRIBUTOR will give prompt notice to TAJIMA, NTC and NAC, the Tajima SMX Agreement will be deemed terminated and of no further force or effect ("Termination").

     2. Simultaneously with such Termination, the Tajima Distributor Agreement will be deemed amended in the following respects:

     (a) Clause 1(b) - "TERRITORY" of DISTRIBUTOR shall be expanded to include also Illinois, Iowa, Minnesota, Nebraska, North Dakota, South Dakota and Wisconsin; and

     (b) Clause 5(a) - the minimum quantity of PRODUCTS to be purchased by DISTRIBUTOR through February 20, 1997 shall be the same as previously agreed to be purchased by the DISTRIBUTOR and SMX, including the TMEX-C machines less the quantity purchased by SMX since February 20, 1996.

     (c) Clause 2(d) - SMX, a wholly-owned subsidiary of DISTRIBUTOR, shall be permitted to continue the existing embroidery equipment distribution business of SMX without violating the terms of the Tajima-Distributor Agreement.

     3. In all other respects, the Tajima-Distributor Agreement is ratified approved and confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused the Amendment to be executed by their duly authorized representatives as of the day and year first above written.



TAJIMA INDUSTRIES LTD.                            NOMURA (AMERICA) CORP.



\s\ Hitoshi Tajima                            \s\ Masami Ikeuchi
---------------------------                   ------------------------------
Hitoshi Tajima                                    Masami Ikeuchi
President                                         President


NOMURA TRADING CO., LTD.                          HIRSCH INTERNATIONAL CORP.



\s\ Takeshi Ito                               \s\ Henry Arnberg
---------------------------                   -----------------------------
Takeshi Ito                                       Henry Arnberg
General Manager of                                President
Machinery Division



     CONSENTED TO as of this 7th day of June, 1996


SEWING MACHINE EXCHANGE, INC.



\s\ Ronald H. Krasnitz
------------------------------
Ronald H. Krasnitz
Chairman


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